EXHIBIT 10.17

                               AMENDMENT NUMBER 1
                                     TO THE
                        OCCIDENTAL PETROLEUM CORPORATION
                           DEFERRED COMPENSATION PLAN

          WHEREAS, Occidental Petroleum Corporation (the "Company") maintains the Occidental Petroleum Corporation Deferred Compensation Plan (the "DCP"), the purpose of which is to provide a tax-deferred opportunity for key management and highly compensated employees of the Company and its affiliates to accumulate additional retirement income through deferrals of compensation;

          WHEREAS, the American Jobs Creation Act of 2004 added a new Section 409A to the Internal Revenue Code establishing new rules regarding the taxation of nonqualified deferred compensation plans, effective for amounts deferred after December 31, 2004 (the "New Law");

          WHEREAS, under the New Law, amounts deferred on and after January 1, 2005 under the DCP would be immediately taxable to participants;

          WHEREAS, the Board of Directors of the Company (the "Board") adopted, effective January 1, 2005, the Occidental Petroleum Corporation 2005 Deferred Compensation Plan (the "2005 DCP") to enable the Company to continue to provide a tax deferred opportunity for key management and highly compensated employees of the Company and its affiliates to accumulate additional retirement income;

          WHEREAS, recent guidance issued by the Internal Revenue Service specifies that bonuses earned by DCP participants in 2004 that become payable in 2005 will, if subject to a deferral election, be treated as amounts deferred after December 31, 2004 for purposes of the New Law;

          WHEREAS, it is desirable to preserve a deferral of taxes on 2004 bonuses subject to deferral elections;

          WHEREAS, it is therefore desirable (1) to amend the DCP to reflect the cessation of further deferrals thereunder after 2004, and (2) to redirect the deferral of 2004 deferred bonuses to the 2005 DCP; and

          WHEREAS, it is also desirable to amend the DCP to update its claims procedures.

          NOW, THEREFORE, effective as of January 1, 2005, except as otherwise provided, the DCP is hereby amended as follows:
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                                   ARTICLE IV

                                  PARTICIPATION

     1. Effective as of January 1, 2005, Article IV is amended by adding to the following new Section 4.8 to the end thereof:

          "4.8 Cessation of Compensation Deferrals. Notwithstanding any other Plan provision to the contrary, no amount of Compensation earned for services performed in Plan Years beginning after December 31, 2004 shall be deferred under this Plan, and no Savings Plan Restoration Contributions shall be credited under this Plan with respect to Plan Years beginning after December 31, 2004. Accordingly, any election to defer Compensation under this Plan shall terminate as to future earnings as of December 31, 2004 and shall no longer have any force or effect as to future earnings. Bonuses that were earned in 2004 and subject to deferral elections under the terms of this Plan shall not be credited under this Plan, but shall be
     (1) credited under the Occidental Petroleum Corporation 2005 Deferred Compensation Plan in accordance with its terms and shall be subject to the terms and conditions of such plan, including, without limitation, its distribution provisions or (2) , if elected by the Participant, paid in cash to the Participant in 2005. No new deferral elections shall be made under Article IV of this Plan with respect to Compensation earned after December 31, 2004. Interest shall continue to be credited to each Participant's Deferral Accounts as provided in Section 4.4."

                                   ARTICLE VII

                                CLAIMS PROCEDURES

     2. Effective as of January 1, 2004, Article VII is amended in its entirely to read as follows:

          "7.1 Applications for Benefits. All applications for benefits under the Plan shall be submitted to: Occidental Petroleum Corporation,
     Attention: Deferred Compensation Plan Committee, 10889 Wilshire Blvd., Los Angeles, CA 90024. Applications for benefits must be in writing on the forms prescribed by the Committee and must be signed by the Participant, or in the case of a Beneficiary Benefit, by the Beneficiary or legal representative of the deceased Participant.

          7.2  Claims Procedure for Benefits other than Disability Benefits.

          (a) Within a reasonable period of time, but not later than 90 days after receipt of a claim for benefits (other than Disability benefits), the Committee or its delegate shall notify the claimant of any adverse benefit determination on the claim, unless special circumstances require an extension of time for processing the claim. In no event may the extension period exceed 90 days from the end of the initial 90-day period. If an extension is necessary, the Committee or its delegate shall provide the claimant with a written notice to this effect prior to the expiration of the initial 90-day period. The notice


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     shall describe the special circumstances requiring the extension and the date by which the Committee or its delegate expects to render a determination on the claim.

          (b) In the case of an adverse benefit determination, the Committee or its delegate shall provide to the claimant written or electronic notification setting forth in a manner calculated to be understood by the claimant: (i) the specific reason or reasons for the adverse benefit determination; (ii) reference to the specific Plan provisions on which the adverse benefit determination is based; (iii) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why the material or information is necessary; and (iv) a description of the Plan's claim review procedures and the time limits applicable to such procedures, including a statement of the claimant's right to bring a civil action under Section 502(a) of ERISA following an adverse final benefit determination on review and in accordance with Section 7.4.

          (c) Within 60 days after receipt by the claimant of notification of the adverse benefit determination, the claimant or his duly authorized representative, upon written application to the Committee, may request that the Committee fully and fairly review the adverse benefit determination. On review of an adverse benefit determination, upon request and free of charge, the claimant shall have reasonable access to, and copies of, all documents, records and other information relevant to the claimant's claim for benefits. The claimant shall have the opportunity to submit written comments, documents, records, and other information relating to the claim for benefits. The Committee's (or delegate's) review shall take into account all comments, documents, records, and other information submitted regardless of whether the information was previously considered in the initial adverse benefit determination.

          (d) Within a reasonable period of time, but not later than 60 days after receipt of such request for review, the Committee or its delegate shall notify the claimant of any final benefit determination on the claim, unless special circumstances require an extension of time for processing the claim. In no event may the extension period exceed 60 days from the end of the initial 60-day period. If an extension is necessary, the Committee or its delegate shall provide the claimant with a written notice to this effect prior to the expiration of the initial 60-day period. The notice shall describe the special circumstances requiring the extension and the date by which the Committee or its delegate expects to render a final determination on the request for review. In the case of an adverse final benefit determination, the Committee or its delegate shall provide to the claimant written or electronic notification setting forth in a manner calculated to be understood by the claimant: (i) the specific reason or reasons for the adverse final benefit determination; (ii) reference to the specific Plan provisions on which the adverse final benefit determination is based; (iii) a statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant to the claimant's claim for benefits; and (iv) a statement of the claimant's right to bring a civil action under Section 502(a) of ERISA following an adverse final benefit determination on review and in accordance with Section 7.4.


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          7.3  Claims Procedure for Disability Benefits.

          (a) Within a reasonable period of time, but not later than 45 days after receipt of a claim for Disability benefits, the Committee or its delegate shall notify the claimant of any adverse benefit determination on the claim, unless circumstances beyond the Plan's control require an extension of time for processing the claim. In no event may the extension period exceed 30 days from the end of the initial 45-day period. If an extension is necessary, the Committee or its delegate shall provide the claimant with a written notice to this effect prior to the expiration of the initial 45-day period. The notice shall describe the circumstances requiring the extension and the date by which the Committee or its delegate expects to render a determination on the claim. If, prior to the end of the first 30-day extension period, the Committee or its delegate determines that, due to circumstances beyond the control of the Plan, a decision cannot be rendered within that extension period, the period for making the determination may be extended for an additional 30 days, so long as the Committee or its delegate notifies the claimant, prior to the expiration of the first 30-day extension period, of the circumstances requiring the extension and the date as of which the Committee or its delegate expects to render a decision. This notice of extension shall specifically describe the standards on which entitlement to a benefit is based, the unresolved issues that prevent a decision on the claim, and the additional information needed to resolve those issues, and that the claimant has at least 45 days within which to provide the specified information.

          (b) In the case of an adverse benefit determination, the Committee or its delegate shall provide to the claimant written or electronic notification setting forth in a manner calculated to be understood by the claimant: (i) the specific reason or reasons for the adverse benefit determination; (ii) reference to the specific Plan provisions on which the adverse benefit determination is based; (iii) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why the material or information is necessary; (iv) a description of the Plan's claim review procedures and the time limits applicable to such procedures, including a statement of the claimant's right to bring a civil action under Section 502(a) of ERISA following an adverse final benefit determination on review and in accordance with Section 7.4; (v) if an internal rule, guideline, protocol or similar criterion ("internal standard") was relied upon in making the determination, a copy of the internal standard or a statement that the internal standard was relied upon and that a copy of the internal standard shall be provided to the claimant free of charge upon request; and (vi) if the determination is based on a medical necessity or experimental treatment or similar exclusion or limit, an explanation of the scientific or clinical judgment for the determination or a statement that such explanation shall be provided free of charge upon request.

          (c) Within 180 days after receipt by the claimant of notification of the adverse benefit determination, the claimant or his duly authorized representative, upon written application to the Committee, may request that the Committee fully and fairly review the adverse benefit determination. On review of an adverse benefit determination, upon request and free of charge, the claimant shall have reasonable access to, and copies of, all documents, records and other information relevant to the claimant's claim for benefits. The claimant shall have the opportunity to submit written comments, documents, records,


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     and other information relating to the claim for benefits. The Committee's
     (or delegate's) review: (i) shall take into account all comments, documents, records, and other information submitted regardless of whether the information was previously considered in the initial adverse benefit determination; (ii) shall not afford deference to the initial adverse benefit determination; (iii) shall be conducted by an appropriate named fiduciary of the Plan who is neither an individual who made the initial adverse benefit determination nor a subordinate of such individual; (iv) shall identify medical and vocational experts whose advice was obtained on behalf of the Plan in connection with the initial adverse benefit determination; and (v) if the adverse benefit determination was based in whole or in part on a medical judgment, shall consult an appropriate health care professional who has appropriate training and experience in the relevant field of medicine and who or whose subordinate was not consulted in the initial adverse benefit determination.

          (d) Within a reasonable period of time, but not later than 45 days after receipt of such request for review, the Committee or its delegate shall notify the claimant of any final benefit determination on the claim, unless special circumstances require an extension of time for processing the claim. In no event may the extension period exceed 45 days from the end of the initial 45-day period. If an extension is necessary, the Committee or its delegate shall provide the claimant with a written notice to this effect prior to the expiration of the initial 45-day period. The notice shall describe the special circumstances requiring the extension and the date by which the Committee or its delegate expects to render a final determination on the request for review. In the case of an adverse final benefit determination, the Committee or its delegate shall provide to the claimant written or electronic notification setting forth in a manner calculated to be understood by the claimant: (i) the specific reason or reasons for the adverse final benefit determination; (ii) reference to the specific Plan provisions on which the adverse final benefit determination is based; (iii) a statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant to the claimant's claim for benefits; (iv) a statement of the claimant's right to bring a civil action under Section 502(a) of ERISA following an adverse final benefit determination on review and in accordance with Section 7.4; (v) if an internal standard was relied upon in making the determination, a copy of the internal standard or a statement that the internal standard was relied upon and that a copy of the internal standard shall be provided to the claimant free of charge upon request; (vi) if the determination is based on a medical necessity or experimental treatment or similar exclusion or limit, an explanation of the scientific or clinical judgment for the determination or a statement that such explanation shall be provided free of charge upon request; and (vii) the following statement: "You and your plan may have other voluntary alternative dispute resolution options, such as mediation. One way to find out what may be available is to contact your local U.S. Department of Labor Office and your State insurance regulatory agency."

          7.4 Limitations on Actions. No legal action may be commenced prior to the completion of the benefit claims procedure described herein. In addition, no legal action may be commenced after the later of (a) 180 days after receiving the written response of


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     the Committee to an appeal, or (b) 365 days after an applicant's original application for benefits."

                                    * * * * *


          IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this amendment this 7th day of January, 2005.

                                   OCCIDENTAL PETROLEUM CORPORATION

                                   By:   /s/ RICHARD W. HALLOCK
                                       -----------------------------------------
                                       Richard W. Hallock
                                       Executive Vice-President, Human Resources


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